EXHIBIT 10.8

LITERAL ENGLISH TRANSLATION OF GOVERNING CHINESE TEXT

Exclusive Acquiring Agreement

This Exclusive Acquiring Agreement (the “Agreement”) is executed by the following parties on the 10th day of NOV 2010 in Chongqing, China.

Recitals:

WHEREAS, Chongqing Zhongbao Investment Group Limited Liability Company (the “Zhongbao” or “Party A”) is a limited liability company legally established and existing under the laws of the People’s Republic of China.

WHEREAS, Chongqing Difa Investment  Limited Company ( the “Party B”or the “Buyer” ) is a wholly foreign-owned limited liability company, duly registered and existing under the laws of the People’s Republic of China (hereinafter referred to as “China”, for the purpose of this Agreement，exclude Hong Kong、Macao and Taiwan,), with its business scope including international economic information consultation, human resource consultation and investment and management consultation.

WHEREAS, Haoji Xia,Wanting Fei ( the “Party C” or “Transferors”) are the shareholders of Party A and collectively hold 100% of  Zhongbao’s equity（the“Target Equity”）.

      To clearly define the rights and obligations of the parties, the parties hereby agree as follows:

A.  Exclusive Acquisition Right

1.  Party C agrees to transfer 100% of Zhongbao’s equity to Party B, and provide Party B the exclusive right on fully acquiring Party A (“Exclusive Acquisition Right”)

LITERAL ENGLISH TRANSLATION OF GOVERNING CHINESE TEXT

2.  Party A and Party C agree that within 1 year after the Agreement. Neither Party A nor Party C shall be permitted to contact, negotiate and/or communicate with any third party with respect to the acquisition of Party A, unless Party B formally waives its Exclusive Acquisition Right in writing.

B.  Representations and Warranties

1.    Party A’s representations and warranties

1.1  Party A is company duly registered and validly existing under the laws of the People’s Republic of China.

1.2  As of the date hereof, there is no resolution or court decision on the winding up of Party A, and no foreclosure, enforecement or any other legal proceedings have been commenced against the corporate assets of Party A.

1.3  Party A has received all and any governmental consents and  approval required to operate its business and has full power to dispose of its assets and business.

1.4  Following the execution of the Share Purchase Agreement, Party B will have the full and unlimited right to dispose of the Target Equity, which shall be free of any pledge, charge, option, priority right and other encumberances or third party rights. Party B has never set up any liens on the Target Equity

2.  Party C’s representations and warranties

2.1  Party C has good tile for the equity to be acquired by Party B and the registered capital of Party A has been fully paid.

2.2  The Target Equity held by Party C is free of any encumberances or restrictions, including but not limited to pledge, foreclosure, freezing or other restrictions to the shareholders’ rights on Target Equity.

LITERAL ENGLISH TRANSLATION OF GOVERNING CHINESE TEXT

C.  Confidentiality

Each of Party A, B and C shall be responsible for keeping the contents of this agreement and the subject matter contained herein confidential and shall not disclose the same to any third parties unless being requested to do so by applicable law.

D.  Indemnification

Following the execution of this Agreement, if Party   B or Party C breach their obligations set forth herein:

1.  Party A and Party C shall pay RMB 100 thousand to the Buyer.

2.  The agreements signed by any third party with Party A or Party C on Equity transfer of Party A shall be not be valid or take effect under any circumstances.

E.  Language

This Agreement is written in both English and Chinese, and both versions shall have the same legal standing. Should any discrepancy arise, the Chinese version shall prevail.

F.  Counterparts

This Agreement is made into 8 originals with each Party holding one original, the rest of which are kept with Party A as back-up documents. Each original of the Agreement shall be equally binding.

[Signature page follows]

LITERAL ENGLISH TRANSLATION OF GOVERNING CHINESE TEXT

Party A：Chongqing Zhongbao Investment Group Limited Liability Company

Legal Representative or Authorized Representative：

Signature：

Party B：Chongqing Difa Investment Management Limited Liability Company

Legal Representative or Authorized Representative：

Signature

Party C：Haoji Xia

Wanting Fei [natural persons as shareholders]